   As Filed With the Securities and Exchange Commission on October 13, 1999.
                                                      Registration No. 333-78431
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------
                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       to
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                                ----------------
                                Allscripts, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                                   5122                                   36-3444974
(State or other jurisdiction of           (Primary Standard Industrial                 (I.R.S.  Employer
incorporation or organization)             Classification Code Number)                Identification No.)

                              2401 Commerce Drive
                          Libertyville, Illinois 60048
                                 (847) 680-3515
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)
                                 -------------
                                Glen E. Tullman
                      Chairman and Chief Executive Officer
                              2401 Commerce Drive
                          Libertyville, Illinois 60048
                                 (847) 680-3515
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

      Joseph H. Greenberg                              Mitchell L. Hollins
   Gardner, Carton & Douglas                      Sonnenschein Nath & Rosenthal
321 North Clark Street, Suite 2900                       8000 Sears Tower
   Chicago, Illinois  60610                         Chicago, Illinois  60606
        (312) 644-3000                                    (312) 876-8000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-78431.

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                             ----------------------

                               EXPLANATORY NOTE

     This post-effective Amendment No. 1 to the Registration Statement is being filed pursuant to Rule 462(d) under the Securities Act for the sole purpose of amending a certain exhibit previously filed with the Registration Statement and, accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission.
================================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Libertyville and State of Illinois on the 12th day of October, 1999.

                                           ALLSCRIPTS, INC.
                                           (Registrant)


                                           /s/  David B. Mullen
                                           --------------------
                                           David B. Mullen
                                           President and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of October, 1999.

Signature                                              Title
---------                                              ------
              *                              Chairman and Chief Executive Officer
----------------------------------------     (Principal Executive Officer)
Glen E. Tullman

        /s/  David  B. Mullen
----------------------------------------     President, Chief Financial Officer and Director
David B. Mullen                              (Principal Financial Officer)

                  *
----------------------------------------     Senior Vice President, Finance, Treasurer and Secretary
John G. Cull                                 (Principal Accounting Officer)

                  *                          Director
----------------------------------------
Philip D. Green

                 *                           Director
----------------------------------------
M. Fazle Husain

                 *                           Director
----------------------------------------
Michael J. Kluger

                 *                           Director
----------------------------------------
L. Ben Lytle
                                             Director
----------------------------------------
Edward M. Philip

                 *                           Director
----------------------------------------
Gary Stein

        /s/  David B. Mullen
----------------------------------------
  David B. Mullen, as attorney-in-fact
 pursuant to power of attorney granted
in Registration Statement No. 333-78431
        filed on May 14, 1999

                               INDEX TO EXHIBITS

Exhibit              Description
-------              -----------
1.1*           Form of Underwriting Agreement
2.1*****       Form of Plan of Merger between the Registrant and Allscripts,
               Inc., an Illinois corporation
3.1*****       Form of Certificate of Incorporation
3.2***         Form of By-laws
5.1*****       Opinion of Gardner, Carton & Douglas
10.1***        Amended and Restated 1993 Stock Incentive Plan
10.2**         Asset Purchase Agreement, dated as of March 19, 1999, by and among the Registrant, PharmaCare Management Services, Inc.,
               PharmaCare Direct, Inc. and ProCare Pharmacy, Inc.
10.3***        Twelfth Restated Registration Agreement dated as of June 18,
               1999, by and among the Registrant, those Holders of the
               Registrant's Series A Preferred, Series B Preferred, Series C
               Preferred, Series D Preferred, Series F Preferred and Series G
               Preferred listed in Schedule I attached thereto, the Holders of the Extension Guaranty Warrants listed in Schedule II thereto, the Holders of the 1996 Extension Guaranty Warrants listed in
               Schedule II thereto, those Holders of Common listed in Schedule
               III thereto, the Holders of Series H Warrants and H Unit Common listed in Schedule IV thereto, the Holders of Extension Series H
               Warrants listed in Schedule IV thereto, the Holders of I Unit
               Common listed in Schedule V thereto and the Holders of Debenture
               Warrants listed in Schedule VI thereto.
10.4*          Industrial Building Lease dated April 30, 1997 between G2 Limited
               Partnership and the Registrant.
10.5*          Lease Agreement between American National Bank and Trust Company of Chicago, as Trustee, and the Registrant dated September 1996.
10.6*          Employment Agreement effective August 1, 1997 between the
               Registrant and Glen E. Tullman.
10.7*          Employment Agreement effective August 1, 1997 between the
               Registrant and David B. Mullen.
10.8*          Employment Agreement effective September 2, 1997 between the
               Registrant and Steven M. Katz.
10.9*          Agreement dated May 1, 1995 between the Registrant and John G.
               Cull.
10.10*         Form of TouchScript Master License Agreement
10.11***       Revolving Credit Agreement dated as of April 16, 1998 and amended as of May 6, 1998 by and between Allscripts, Inc. and LaSalle
               National Bank.
10.12++****    Supply Agreement dated August 27, 1998 between McKesson U.S.
               Health Care and the Registrant.
10.13*         Form of Series H Warrant
10.14*         Form of Extension Guaranty Warrant
10.15*         Form of 1996 Extension Guaranty Warrant
10.16*         Form of Debenture Warrant
10.17*         Form of Series H Extension Warrant
10.18*****     Asset Purchase Agreement dated June 30, 1999 by and among the
               Registrant and Shopping@Home, Inc., Glen Tullman, Lee Shapiro,
               Stanley Crane and Joseph E. Carey.
23.1******     Consent of PricewaterhouseCoopers LLP
23.2*****      Consent of Gardner, Carton & Douglas (included in Exhibit 5.1)
23.3***        Consent of Edward M. Philip
24.1*          Powers of Attorney (included on signature page)
27.1           Financial Data Schedule
---------------
*              Filed on May 14, 1999 as part of this Registration Statement.
**             Filed on June 7, 1999 as part of this Registration Statement.
***            Filed on June 29, 1999 as part of this Registration Statement.
****           Filed on July 7, 1999 as part of this Registration Statement.
*****          Filed on July 20, 1999 as part of this Registration Statement.
******         Filed on July 23, 1999 as part of this Registration Statement.
++             Confidential treatment requested as to a portion of this exhibit.